POWER OF ATTORNEY
       Know all by these presents, that the undersigned hereby constitutes and appoints each of
Dawn M. Wolverton and James R. Griffin the undersigned's true and lawful attorney-in-fact to:
1.	execute for and on behalf of the undersigned, in the undersigned's capacity as an officer
and/or director of Rent-A-Center, Inc. (the "Company"), Forms 3, 4 and 5 in
accordance
with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;
2.	do and perform any and all acts for and on behalf of the undersigned which may be
necessary or desirable to complete and execute any such Forms 3, 4 or 5 and file such
form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and
3.	take any other action of any type whatsoever in connection with the foregoing which, in
the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally
required by, the undersigned, it being understood that the documents executed by such
attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be
in such form and shall contain such terms and conditions as such attorney-in-fact may
approve in such attorney-in-fact's discretion.
       The undersigned hereby grants to each such attorney-in-fact full power and authority to
do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done
in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes
as the undersigned might or could do if personally present, with full power of substitution or
revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-
fact's substitute or substitutes, shall lawfully do or cause to be done, or shall lawfully have
already done or caused to be done, by virtue of this power of attorney and the rights and powers
herein granted.  The undersigned acknowledges that each of the foregoing attorneys-in-fact, in
serving in such capacity at the request of the undersigned, is not assuming, nor is the Company
assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934, as amended.
       This Power of Attorney shall remain in full force and effect until the undersigned is no
longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and
transactions in securities issued by the Company, unless earlier revoked by the undersigned in a
signed writing delivered to the foregoing attorney-in-fact.
       IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be
executed as of this 26th day of September, 2006.
/s/ Leonard H. Roberts
(Signature)
Leonard H. Roberts
45462791.2